Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U. S. C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Keren Zhao, Chief Executive Officer of DLD Group, Inc. (the “Company”), hereby certify, that:

1. The Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 (the “Report”) of the Company fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 6, 2014	/s/ Keren Zhao
Keren Zhao
Chief Executive Officer
(Principal Executive Officer and interim Principal
Accounting Officer)